UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 14, 2006

CPI INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-11386-04	75-3142681
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Hansen Way, Palo Alto, CA		94303-1110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (650) 846-2900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 5.05.                              Amendments to the Registrant’s Code of Ethics

Effective February 14, 2006, we amended and restated our code of legal and ethical conduct (as amended and restated, the “Code”), which applies to our and our subsidiaries’ employees, directors, consultants and agents. Various provisions of the Code were revised and new provisions were added. Among other things, the Code provides for greater emphasis and clarification on procedures for reporting violations of the Code, including separate procedures for accounting and related items.

The foregoing is qualified in its entirety by reference to the Code, which is attached hereto as Exhibit 14.1.

Item 9.01.                              Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

Exhibit 14.1	Code of Legal and Ethical Conduct

SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI INTERNATIONAL, INC.
(Registrant)

Date: February 16, 2006	By:	/s/ Joel A. Littman
Joel A. Littman
Chief Financial Officer